Goodwill & Intangible Assets, Net	12 Months Ended
Dec. 31, 2025
Goodwill & Intangible Assets, Net [Abstract]
GOODWILL & INTANGIBLE ASSETS, NET

NOTE 4 — GOODWILL & INTANGIBLE ASSETS, NET:

Goodwill

The following table presents the changes in the carrying amount of goodwill during the periods ended December 31, 2025, 2024 and 2023 (U.S. dollars in thousands):

Segment of Operation	Radiology Services	AI and software Solutions	Total
Balance as of January 1, 2023	7,055	365	7,420
Impairment of the Goodwill related to the acquisition of Nanox AI	-	(365)	(365)
Impairment of the Goodwill related to the acquisition of USARAD	(7,055)	-	(7,055)
Balance as of December 31, 2023	-	-	-
Balance as of December 31, 2024	-	-	-
Goodwill from acquisition of Nanox Health IT Inc. (*)	-	316	316
Balance as of December 31, 2025	-	316	316

(*)	The goodwill balance related to the acquisition of Nanox Health IT Inc. is not deductible for tax purposes.

The company expect to finalize the valuation as soon as practicable, but not later than one year from the acquisition date.

Goodwill impairment assessments for the year ended December 31, 2023

AI solutions reporting unit

During 2023, in light of triggering events arising from the increase of the discount rate and changes in the Company’s estimates as a result of business specific considerations, the Company performed a quantitative assessment for goodwill impairment for the Company’s AI solutions reporting unit. The amount of goodwill assigned to the AI solutions reporting unit on the interim testing date was $365 thousand. When evaluating the fair value of the AI solutions reporting unit under the income approach, the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts for 7 years following the assessment date, including expected revenue growth, costs to sales and operating expenses; (b) an estimated terminal value using a terminal year long-term future growth rate of 3.0% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 22.7% which reflects the weighted-average cost of capital adjusted for the relevant risk associated with the AI solutions reporting unit’s operations and the uncertainty inherent in the Company’s internally developed forecasts. Specifically, as part of the Company’s interim impairment test, in making the assumptions mentioned in clauses (a) and (b) above, the Company considered (1) the efforts and time required for the AI solutions reporting unit to achieve financial stability, (2) its estimate that it would take approximately one year for such unit to generate any material revenue and two years to achieve profitability; and (3) its estimate that it would take longer than we originally expected for such unit to generate material revenues, gross profit, and positive operating cash flows, especially from its population health applications.

As a result of the impairment assessment, the Company concluded that the fair value of the AI solutions reporting unit decreased below its carrying value and therefor the Company recorded a goodwill impairment charge of $365 thousand. As a result, the goodwill assigned to the AI solutions reporting unit was fully impaired.

Radiology services reporting unit

During 2023, in light of triggering events arising from the increase of the discount rate and changes in the Company’s estimates as a result of business specific considerations, the Company performed a quantitative assessment for goodwill impairment for the Company’s radiology services reporting unit. The amount of goodwill assigned to the AI solutions reporting unit on the interim testing date, which had not changed from the amount assigned to such unit on the acquisition date, was $7,055 thousand. When evaluating the fair value of the Radiology services reporting unit under the income approach, the Company used a discounted cash flow model which utilized Level 3 measures that represent unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts for 8 years following the assessment date, including expected revenue growth, costs to sales and operating expenses; (b) an estimated terminal value using a terminal year long-term future growth rate of 3.0% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 27.9% which reflects the weighted-average cost of capital adjusted for the relevant risk associated with the Radiology services reporting unit’s operations and the uncertainty inherent in the Company’s internally developed forecasts. Specifically, as part of the Company’s interim impairment test, in making the assumptions mentioned in clauses (a) and (b) above, the Company considered (1) the efforts and time required for the Radiology services reporting unit to achieve financial stability, (2) its estimate that it would take approximately one year for such unit to generate any material revenue and two years to achieve profitability; and (3) its estimate that it would take longer than we originally expected for such unit to generate material revenues, gross profit, and positive operating cash flows, especially from its population health applications. As a result of the impairment assessment, the Company concluded that the fair value of the Radiology services reporting unit decreased below its carrying value and therefor the Company recorded a goodwill impairment charge of $7,055 thousand. As a result, the goodwill assigned to the Radiology services reporting unit was fully impaired.

Intangible assets

Identifiable intangible assets consisted of the following:

				Accumulated
	Useful	Gross carrying		amortization		Net carrying
	life	amount		December 31,		amount
	(Years)	2025	2024	2025	2024	2025	2024
Developed technology	10	27,316	27,316	11,389	8,655	15,927	18,661
Image big data	10	52,500	52,500	21,875	16,625	30,625	35,875
Market platform	4	2,591	2,591	2,591	2,052	-	539
Radiologist relationships	11.17	17,770	17,770	6,636	5,042	11,134	12,728
Trade name	12.17	2,095	2,095	717	545	1,378	1,550
Customer relationships	6.17-7.08	1,703	1,322	899	680	804	642
Total balance as of December 31, 2025		103,975	103,594	44,107	33,599	59,868	69,995

No impairment was recognized in connection with definite life intangible assets during the reporting periods.

Amortization expenses were $10,508, $10,612 and $10,612 thousand for the years ended December 31, 2025, 2024, and 2023.

Amortization of intangible assets for each of the next five years and thereafter is expected to be as follows (U.S. dollars in thousands):

Year ended December 31,
2026	10,018
2027	10,018
2028	9,804
2029	9,804
2030	9,804
Thereafter	10,420
Total	59,868